EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and solely for the purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1.               The Quarterly Report of Cache, Inc. on Form 10-Q for the period ending September 27, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cache, Inc.

November 6, 2008	BY:	/s/ Thomas E. Reinckens
Thomas E. Reinckens
Chairman and Chief
Executive Officer
(Principal Executive
Officer)

November 6, 2008	By:	/s/ Margaret Feeney
Margaret Feeney
Executive Vice President and Chief Financial Officer
(Principal Financial and
Accounting Officer)